QUARTERLY SUPPLEMENTAL INFORMATION SECOND QUARTER 2024

TABLE OF CONTENTS June 30, 2024 Page PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 18 FINANCIAL DATA QUARTERLY LEASING SUMMARY 19 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 20 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 21 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT OTHER FINANCIAL DATA 11 MORTGAGES AND NOTES PAYABLE 29 DEBT MATURITY SCHEDULE 31 CAPITAL DEPLOYMENT DEBT COVENANTS 32 QUARTERLY INVESTMENTS / CAPITAL RECYCLING 12 DEVELOPMENT SUMMARY 13 COMPONENTS OF NET ASSET VALUE 33 CAPITAL EXPENDITURES AND LEASING COSTS 15 NON-GAAP MEASURES DEFINITIONS 34 PORTFOLIO DATA INVESTOR INFORMATION 38 SAME STORE DATA 16 PORTFOLIO INFORMATION 17 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (2) the outbreak of highly infectious or contagious diseases and natural disasters, (3) authorization by LXP's Board of Trustees of future dividend declarations, (4) LXP's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2024, (5) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including the timing of any such transaction, the ultimate terms or achieving any estimated yields or rental rates(6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of any legislation, (8) competition, (9) inflation and increases in operating costs, (10) labor shortages, (11) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (12) defaults or non-renewals of significant tenant leases, (13) changes in financial markets and interest rates, (14) changes in accessibility of debt and equity capital markets, (15) future impairment charges, and (16) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

3Table of Contents SUMMARY / HIGHLIGHTS June 30, 2024 LXP is a real estate investment trust ("REIT") focused on Class A, warehouse and distribution investments in target markets across the Sunbelt and Midwest. Quarterly Highlights - Net Income - $0.01 per diluted common share - Adjusted Company FFO - $0.16 per diluted common share - Same-Store NOI increased 5.0% in 2024 compared to 2023 - Completed new leases and lease extensions totaling 2.7 million square feet, raising Base and Cash Base Rents by 44.5% and 44.0%, respectively, excluding tenant improvement reimbursements as part of the expiring rent in one lease - Satisfied $198.9 million aggregate principal amount of 4.40% Senior Notes due 2024 at maturity - Invested an aggregate of $34.7 million in development activities - Sold remaining two consolidated office assets, with consolidated portfolio now 100% industrial assets Portfolio Statistics # of Properties: 117 # of States: 17 Square Footage: 58.2 million % Square Feet Class A: 88.1% Ongoing Development Projects: (1) 3 Stabilized Portfolio % Leased: 93.6% # of Leases: 133 Weighted-Average Lease Term (ABR): 5.8 years Weighted-Average Age: 9.4 years Developable Land:(2) 518 acres Footnote (1) Represents projects that have not been placed in service. (2) Includes consolidated and non-consolidated developable land.

4Table of Contents CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) June 30, 2024 December 31, 2023 Assets: Real estate, at cost $ 4,044,720 $ 3,774,239 Real estate - intangible assets 310,989 314,525 Land held for development 86,401 80,743 Investments in real estate under construction 84,443 319,355 Real estate, gross 4,526,553 4,488,862 Less: accumulated depreciation and amortization 983,410 904,709 Real estate, net 3,543,143 3,584,153 Assets held for sale 15,973 9,168 Right-of-use assets, net 17,251 19,342 Cash and cash equivalents 48,676 199,247 Restricted cash 226 216 Short term investments — 130,140 Investments in non-consolidated entities 47,120 48,495 Deferred expenses, net 37,040 35,008 Investment in a sales-type lease, net 64,657 63,464 Rent receivable - current 2,878 5,327 Rent receivable - deferred 84,855 80,421 Other assets 24,048 17,794 Total assets $ 3,885,867 $ 4,192,775 Liabilities and Equity: Liabilities: Mortgages and notes payable, net $ 57,551 $ 60,124 Term loan payable, net 297,289 296,764 Senior notes payable, net 1,088,334 1,286,145 Trust preferred securities, net 127,843 127,794 Dividends payable 39,706 39,610 Liabilities held for sale 24 417 Operating lease liabilities 17,935 20,233 Accounts payable and other liabilities 63,737 57,981 Accrued interest payable 10,785 11,379 Deferred revenue - including below market leases, net 8,506 9,428 Prepaid rent 13,645 17,443 Total liabilities 1,725,355 1,927,318 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: 94,016 94,016 Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding 29 29 Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 294,314,556 and 293,449,088 shares issued and outstanding in 2024 and 2023, respectively 3,309,765 3,330,383 Additional paid-in-capital (1,275,833) (1,201,824) Accumulated other comprehensive income 6,197 9,483 Total shareholders' equity 2,134,174 2,232,087 Noncontrolling interests 26,338 33,370 Total equity 2,160,512 2,265,457 Total liabilities and equity $ 3,885,867 $ 4,192,775

5Table of Contents CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data) Three months ending June 30, Six months ending June 30, 2024 2023 2024 2023 Gross revenues: Rental revenue $ 84,768 $ 85,065 $ 169,975 $ 168,482 Other revenue 1,018 1,985 2,062 3,643 Total gross revenues 85,786 87,050 172,037 172,125 Expense applicable to revenues: Depreciation and amortization (48,347) (45,993) (95,856) (91,734) Property operating (15,482) (15,745) (30,670) (30,988) General and administrative (9,248) (9,010) (18,741) (18,248) Non-operating income 2,734 143 6,503 337 Interest and amortization expense (17,603) (10,144) (34,587) (21,537) Transaction costs (498) — (498) (4) Impairment charges — (12,967) — (16,490) Change in allowance for credit loss (14) 110 (9) 31 Gains on sales of properties 8,352 — 8,352 7,879 Gain on change in control of a subsidiary 209 — 209 — Income (loss) before provision for income taxes and equity in earnings (losses) of non-consolidated entities 5,889 (6,556) 6,740 1,371 Provision for income taxes (83) (210) (208) (426) Equity in earnings (losses) of non-consolidated entities (1,005) (1,014) (2,286) 2,590 Net income (loss) 4,801 (7,780) 4,246 3,535 Less net (income) loss attributable to noncontrolling interests 625 (268) 911 (417) Net income (loss) attributable to LXP Industrial Trust shareholders 5,426 (8,048) 5,157 3,118 Dividends attributable to preferred shares - Series C (1,573) (1,573) (3,145) (3,145) Allocation to participating securities (78) (62) (168) (134) Net income (loss) attributable to common shareholders $ 3,775 $ (9,683) $ 1,844 $ (161) Net income (loss) attributable to common shareholders - per common share basic $ 0.01 $ (0.03) $ 0.01 $ — Weighted-average common shares outstanding - basic 291,403,985 290,186,934 291,346,184 290,134,015 Net income (loss) attributable to common shareholders - per common share diluted $ 0.01 $ (0.03) $ 0.01 $ — Weighted-average common shares outstanding - diluted 291,615,350 291,015,537 291,451,866 290,964,350

6Table of Contents NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data) Three months ending June 30, Six months ending June 30, 2024 2023 2024 2023 FUNDS FROM OPERATIONS: Basic and Diluted: Net income (loss) attributable to common shareholders $ 3,775 $ (9,683) $ 1,844 $ (161) Adjustments: Depreciation and amortization - real estate 46,937 45,028 93,145 89,888 Impairment charges - real estate — 12,967 — 16,490 Noncontrolling interest - OP units — (81) — (78) Amortization of leasing commissions 1,410 965 2,711 1,846 Joint venture and noncontrolling interest adjustment 1,540 1,929 3,103 4,329 Gain on sales of properties, including our share of non-consolidated entities (8,635) — (8,635) (12,654) Gain on change in control of a subsidiary (209) — (209) — FFO available to common shareholders and unitholders - basic 44,818 51,125 91,959 99,660 Preferred dividends 1,573 1,573 3,145 3,145 Amount allocated to participating securities 78 62 168 134 FFO available to common equityholders and unitholders - diluted 46,469 52,760 95,272 102,939 Allowance for credit losses 14 (110) 9 (31) Transaction costs, including our share of non-consolidated entities(1) 518 — 518 4 Debt satisfaction losses, net, including our share of non-consolidated entities 3 — 3 — Noncontrolling interest adjustments (100) 5 (100) 1 Adjusted Company FFO available to all equityholders and unitholders - diluted $ 46,904 $ 52,655 $ 95,702 $ 102,913 Per Common Share and Unit Amounts: Basic: FFO $ 0.15 $ 0.18 $ 0.32 $ 0.34 Diluted: FFO $ 0.16 $ 0.18 $ 0.32 $ 0.35 Adjusted Company FFO $ 0.16 $ 0.18 $ 0.32 $ 0.35 Weighted-Average Common Shares: Basic: Weighted-average common shares outstanding - basic EPS 291,403,985 290,186,934 291,346,184 290,134,015 Operating partnership units (2) — 828,603 — 830,335 Weighted-average common shares outstanding - basic FFO 291,403,985 291,015,537 291,346,184 290,964,350 Diluted: Weighted-average common shares outstanding - diluted EPS 291,615,350 291,015,537 291,451,866 290,964,350 Unvested share-based payments awards — 135,172 — 131,522 Preferred shares - Series C 4,710,570 4,710,570 4,710,570 4,710,570 Weighted-average common shares outstanding - diluted FFO 296,325,920 295,861,279 296,162,436 295,806,442 (1) Transaction costs including costs associated with terminated investments, such as non-refundable deposits and legal costs. (2) Includes OP units other than OP units that were held by LXP.

7Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) Three months ending June 30, Six months ending June 30, 2024 2023 2024 2023 Adjusted Company FFO available to all equityholders and unitholders - diluted $ 46,904 $ 52,655 $ 95,702 $ 102,913 FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (1,674) (2,638) (4,376) (5,725) Lease incentives 330 109 468 205 Amortization of above/below market leases (457) (449) (906) (898) Sales-type lease non-cash income (610) (541) (1,202) (1,067) Non-cash interest 1,145 820 2,307 1,639 Non-cash charges, net 2,399 2,249 4,850 4,496 Capitalized interest and internal costs (1,005) (3,673) (3,061) (5,905) Second generation tenant improvements (6) (304) (459) (466) Second generation lease costs (8,160) (1,401) (9,254) (1,563) Joint venture and noncontrolling interests adjustment (148) (397) (113) (467) Company Funds Available for Distribution $ 38,718 $ 46,430 $ 83,956 $ 93,162

8Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): Three months ending June 30, Six months ending June 30, 2024 2023 2024 2023 Net income (loss) $ 4,801 $ (7,780) $ 4,246 $ 3,535 Interest and amortization expense 17,603 10,144 34,587 21,537 Provision for income taxes 83 210 208 426 Depreciation and amortization 48,347 45,993 95,856 91,734 General and administrative 9,248 9,010 18,741 18,252 Transaction costs 498 — 498 4 Non-operating/fee income (3,752) (1,643) (8,565) (3,045) Gains on sales of properties (8,352) — (8,352) (7,879) Impairment charges — 12,967 — 16,490 Gain on change in control of a subsidiary (209) — (209) — Equity in (earnings) losses of non-consolidated entities 1,005 1,014 2,286 (2,590) Straight-line adjustments (1,674) (2,638) (4,376) (5,725) Lease incentives 330 109 468 205 Amortization of above/below market leases (457) (449) (906) (898) Sales-type lease adjustments (596) (651) (1,193) (1,098) NOI 66,875 66,286 133,289 130,948 Less NOI: Acquisitions, development and dispositions (2,804) (5,268) (7,040) (10,824) Same-Store NOI $ 64,071 $ 61,018 $ 126,249 $ 120,124

9Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Adjustd EBITDA: 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Trailing 12 Months Net income (loss) attributable to LXP Industrial Trust shareholders $ 5,426 $ (269) $ 14,601 $ 12,664 $ 32,422 Interest and amortization expense 17,603 16,984 13,887 10,965 59,439 Provision for income taxes 83 125 57 220 485 Depreciation and amortization 48,347 47,509 46,220 45,570 187,646 Straight-line adjustments (1,674) (2,702) (1,750) (2,213) (8,339) Sales-type lease non-cash income (610) (592) (574) (558) (2,334) Lease incentives 330 138 125 109 702 Amortization of above/below market leases (457) (449) (449) (449) (1,804) Gains on sales of properties (8,352) — (17,977) (7,154) (33,483) Gain on change in control of a subsidiary (209) — — — (209) Transaction Costs 498 — — — 498 Debt satisfaction losses, net — — 132 — 132 Sales-type lease adjustments 14 (5) (3) (2) 4 Non-cash charges, net 2,399 2,451 2,195 2,243 9,288 Pro-rata share adjustments: Non-consolidated entities adjustment 3,470 3,709 3,794 2,652 13,625 Noncontrolling interests adjustment (446) (245) 4,506 (27) 3,788 Adjusted EBITDA $ 66,422 $ 66,654 $ 64,764 $ 64,020 $ 261,860

10Table of Contents SELECT CREDIT METRICS SUMMARY (1) 12/31/2021 12/31/2022 12/31/2023 6/30/2024 Adjusted Company FFO Payout Ratio 56.7% 72.4% 72.1% 81.3 % Unencumbered Assets $4.2 billion $4.5 billion $4.5 billion $4.5 billion Unencumbered NOI 92.6% 93.4% 96.3% 96.4% (Debt + Preferred) / Gross Assets 33.4% 32.1% 36.6% 34.1 % Debt/Gross Assets 31.4% 30.1% 34.7% 32.1 % Secured Debt / Gross Assets 1.7% 1.5% 1.2% 1.2 % Unsecured Debt / Unencumbered Assets 33.5% 31.3% 38.4% 33.6 % Net Debt / Adjusted EBITDA (2) 5.5x 6.4x 6.0x 6.2x (Net Debt + Preferred) / Adjusted EBITDA (2) 5.8x 6.9x 6.4x 6.5x Credit Facility Availability (3) $600.0 million $600.0 million $600.0 million $600.0 million Footnotes: (1) LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance. (2) Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months. (3) Subject to covenant compliance.

11Table of Contents OTHER FINANCIAL DATA 6/30/2024 ($000) Future Rent Estimates for Current Leases Year Base Rent (1) Cash Base Rent (1) Difference 2024 - remaining $ 140,731 $ 137,513 $ (3,218) 2025 274,237 272,353 (1,884) Balance Sheet Other assets $ 24,048 The components of other assets are: Deposits $ 1,152 Equipment 145 Prepaids 6,284 Interest receivable 147 Other receivables 271 Deferred lease incentives 9,778 Derivative asset 6,128 Deferred asset 143 Accounts payable and other liabilties $ 63,737 The components of other liabilities are: Accounts payable and accrued expenses $ 25,357 Development, CIP and other accruals 32,474 Taxes 254 Deferred lease costs 1,607 Deposits 3,895 Transaction costs 150 Footnotes: (1) Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 6/30/2024, and (iii) no properties are sold or acquired after 6/30/2024.

12Table of Contents QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY 6/30/2024 PLACED IN SERVICE DEVELOPMENT: Initial Cost Month Primary Basis Placed in Lease Percent Property Type (% Owned) Market Square Feet ($000)(1) Service Expiration Leased 1 Warehouse/Distribution (90%) (2) Greenville/Spartanburg, SC 1,091,888 $ 73,414 April N/A —% 2 Warehouse/Distribution (100%) (2) Central Florida 132,212 19,021 June N/A —% 2 TOTAL PROPERTY INVESTMENTS 1,224,100 $ 92,435 Footnotes: (1) Initial cost basis excludes certain costs, such as incomplete tenant improvement costs, leasing costs and developer incentive fees or partner promotes, if any. (2) The warehouse distribution facility was placed into service vacant one year after the completion of base building construction in accordance with LXP policy. (3) An approximately 0.5 acre land parcel in Baltimore, MD owned by a partnership in which LXP has a 44.1% ownership interest was deconsolidated during 2Q 2024. (4) Quarterly period prior to sale, annualized. (5) Two properties. CAPITAL RECYCLING: (3) Gross Annualized Annualized Month Gross Property Type Disposition Net Income NOI of Percent Disposition Location ($000) ($000)(4) ($000)(4) Disposition Leased Price PSF 1 Fort Mill (5) SC Other $ 15,750 $ 4,093 $ 4,305 June —% $46.56

13Table of Contents DEVELOPMENT SUMMARY 6/30/2024 ONGOING DEVELOPMENT NOT IN SERVICE: GAAP LXP Actual / Estimated Estimated Investment Balance Amount Funded Base Building % Leased Estimated Project # of Estimated Project Cost as of 6/30/2024 as of 6/30/2024 Completion as of Placed in Service (% Owned) Buildings Market Sq. Ft. ($000) ($000)(1) ($000) Date 6/30/2024 Date Consolidated Build-to-Suit Development Projects Leased 1 Piedmont (100%) 1 Greenville/Spartanburg, SC 625,238 $ 74,400 $ 48,578 $ 34,540 4Q 2024 100% 1Q 2025 Development Projects Available for Lease 2 South Shore Building B (100%) (2) 1 Central Florida 80,983 $ 12,700 $ 12,122 $ 11,919 3Q 2023 — — 3 Etna Building D (100%) 1 Columbus, OH 250,020 30,200 23,743 25,021 1Q 2024 — — 3 Subtotal 2 331,003 $ 42,900 $ 35,865 $ 36,940 3 Total Consolidated Development Projects 3 956,241 $ 117,300 $ 84,443 $ 71,480 DEVELOPMENT PLACED IN SERVICE: Placed in Project (% Owned) Service Market Sq. Ft. Available for Lease (3) 1 Smith Farms Building 3 (90%) 2Q 2024 Greenville/Spartanburg, SC 1,091,888 2 South Shore Building A (100%) 2Q 2024 Central Florida 132,212 3 Ocala (80%) 1Q 2024 Central Florida 1,085,280 4 Mt. Comfort (80%) 1Q 2024 Indianapolis, IN 1,053,360 4 Subtotal 3,362,740 First Generation Leased 1 Cotton 303 Building 2 (100%) 1Q 2024 Phoenix, AZ 488,400 2 The Cubes at Etna East (100%) 4Q 2023 Columbus, OH 1,074,840 3 Smith Farms Building 2 (90%) 4Q 2023 Greenville/Spartanburg, SC 304,884 4 South Shore Building B (100%) (2) 4Q 2023 Central Florida 57,690 5 Cotton 303 Building 1 (100%) 1Q 2023 Phoenix, AZ 392,278 6 Smith Farms Building 1 (90%) 4Q 2022 Greenville/Spartanburg, SC 797,936 7 Fairburn (100%) 4Q 2021 Atlanta, GA 907,675 8 KeHE Distributors (100%) 4Q 2021 Phoenix, AZ 468,182 9 Rickenbacker (100%) 1Q 2021 Columbus, OH 320,190 9 Subtotal 4,812,075 13 Total Development Placed In Service 8,174,815 Footnotes: (1) Excludes leasing costs, incomplete costs, and developer incentive fees or partner promotes, if any. (2) During the fourth quarter of 2023, a 57,690 square foot portion of the facility, representing 42% of the facility, was occupied by the tenant and placed into service. (3) The warehouse/distribution facility was placed in service vacant one year after the completion of base building construction.

14Table of Contents DEVELOPMENT SUMMARY (CONTINUED) 6/30/2024 LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP LXP Investment Balance Amount Funded Project Approximate 6/30/2024 6/30/2024 (% owned) Market Acres ($000) ($000)(1) Consolidated 1 Reems & Olive (95.5%) Phoenix, AZ 315 $ 79,338 $ 74,610 2 Mt. Comfort Phase II (80%) Indianapolis, IN 116 5,331 4,295 3 ATL Fairburn (100%) Atlanta, GA 14 1,732 1,757 3 Total Consolidated Land Projects 445 $ 86,401 $ 80,662 GAAP LXP Investment Balance Amount Funded Project Approximate 6/30/2024 6/30/2024 (% owned) Market Acres ($000) ($000)(1) Non - Consolidated 1 Etna Park 70 (90%) Columbus, OH 52 $ 9,685 $ 11,271 2 Etna Park 70 East (90%) Columbus, OH 21 2,297 2,819 2 Total Non-Consolidated Land Projects 73 $ 11,982 $ 14,090 Footnotes: (1) Excludes noncontrolling interests’ share.

15Table of Contents CAPITAL EXPENDITURES AND LEASING COSTS (1) 6/30/2024 ($000) Six months ending June 30, 2024 2023 First Generation Costs Tenant Improvements $ 234 $ 2,514 Leasing Costs — 300 Base Building 881 531 Total First Generation Costs $ 1,115 $ 3,345 Second Generation Costs Tenant Improvements $ 459 $ 466 Leasing Costs 9,254 1,563 Building Improvements 1,826 4,034 Total Second Generation Costs $ 11,539 $ 6,063 Total Capital Expenditures and Leasing Costs $ 12,654 $ 9,408 Footnotes: (1) Consolidated costs on a cash basis. Amounts exclude development projects, capitalized interest and internal costs, if any. Leasing cost includes payments for lease incentives, if any.

16Table of Contents SAME STORE DATA 6/30/2024 ($000) Same Store NOI Three months ending June 30, QUARTER 2024 2023 Total Cash Base Rent $ 64,754 $ 61,636 Tenant Reimbursement 13,484 13,507 Property Operating Expenses (14,167) (14,125) Same-Store NOI $ 64,071 $ 61,018 Change in Same-Store NOI 5.0% Six months ending June 30, YEAR TO DATE 2024 2023 Total Cash Base Rent $ 127,472 $ 121,300 Tenant Reimbursement 26,857 26,196 Property Operating Expenses (28,080) (27,372) Same-Store NOI $ 126,249 $ 120,124 Change in Same-Store NOI 5.1% Same-Store Statistics As of 6/30/2024 As of 6/30/2023 Same-Store # of Properties - QTR 109 109 Same-Store # of Properties - YTD 108 108 Same-Store Percent Leased(1) 99.4% 99.5% Footnotes: (1) At 6/30/2024.

17Table of Contents PORTFOLIO INFORMATION 6/30/2024 ABR % as of Markets (1) 6/30/2024 Phoenix, AZ 13.1% Greenville/Spartanburg, SC 9.6% Atlanta, GA 8.9% Memphis, TN 7.8% Houston, TX 5.7% Dallas/Ft. Worth, TX 5.3% Cincinnati/Dayton, OH 5.3% Indianapolis, IN 5.2% Columbus, OH 4.4% Central Florida 3.7% Nashville, TN 3.5% Chicago, IL 3.2% Savannah, GA 2.5% Jackson, MS 2.4% St. Louis, MO 2.2% DC/Baltimore, MD 2.1% Charlotte, NC 2.0% New York/New Jersey 2.0% Cleveland, OH 1.9% Champaign-Urbana, IL 1.5% Total Portfolio Concentration (2) 92.4% ABR % as of Industries 6/30/2024 Consumer Products 25.2% Transportation/Logistics 19.5% E-Commerce 13.8% Automotive 11.3% Construction/Materials 10.6% Food 8.3% Apparel 3.9% Specialty 2.2% Technology 2.0% Retail Department 2.0% Other 1.2% Total Portfolio Concentration (2) 100.0% Additional Information # of Properties 117 Square Feet 58,159,819 % Square Feet Class A (3) 88.1% % Investment Grade (4) 47.3% % Leased (5) 93.6% Weighted-Average Age (Years) (6) 9.4 Weighted-Average ABR per SF (7) $4.79 Weighted-Average Lease Term (Years) (8) 5.8 % with Fixed Escalation (9) 98.9% Average Annual Rent Escalation (9) 2.7% Average Building Size (SF) 505,738 Average Clear Height (Feet) (10) 33.2 % Top 25 Markets (11) 77.5% % Top 50 Markets (11) 92.3% Mortgage Debt ($000) $58,225 Footnotes: (1) Based on CoStar.com inventory data. (2) Total shown may differ from detailed amounts due to rounding. (3) Based on CoStar.com portfolio data. (4) Percent of ABR. Credit ratings based upon either tenant, guarantor, or parent/ultimate parent. (5) Percentage is for Stabilized Portfolio. (6) Weighting based on square footage, excluding land parcels. (7) Excludes land assets and all vacant square footage. (8) Weighting based on ABR. (9) Percent with Fixed Escalations based on ABR. Average Annual Rent Escalation based on next rent step up percentages. Excludes escalating leases after last escalation. (10) Based on internal and external sources. (11) Percent of ABR based upon CoStar.com inventory data.

18Table of Contents TOP 15 TENANTS 6/30/2024 Tenants (1) Lease Expirations Number of Leases Sq. Ft. Leased Sq. Ft. Leased as of Percent of Consolidated Portfolio (2)(3) ABR as of 6/30/2024 ($000) ABR % as of 6/30/2024 ($000) (2) Amazon 2026-2033 6 3,864,731 7.1% $ 18,616 6.8 % Nissan 2027 2 2,971,000 5.5% 13,258 4.8 % Kellanova 2027-2029 3 2,801,916 5.2% 9,738 3.5 % Black and Decker 2029 & 2033 2 2,289,366 4.2% 9,427 3.4 % Wal-Mart 2027-2031 3 2,351,917 4.3% 8,986 3.3 % GXO Logistics 2024-2028 3 1,697,475 3.1% 7,619 2.8 % Watco 2038 1 132,449 0.2% 6,573 2.4 % Fedex 2028 2 292,021 0.5% 6,282 2.3 % Olam 2029 & 2037 2 1,196,614 2.2% 6,045 2.2 % Owens Corning 2025-2027 3 863,242 1.6% 5,975 2.2 % Mars Wrigley 2028 1 604,852 1.1% 5,552 2.0 % Undisclosed (4) 2034 1 1,318,680 2.4% 5,434 2.0 % Aligned Data Centers (5) 2042 1 — — % 5,228 1.9 % Georgia-Pacific 2028 & 2031 2 1,283,102 2.4% 5,113 1.9 % FIGS, Inc. 2031 1 488,400 0.9% 4,689 1.7% 33 22,155,765 40.8% $ 118,535 43.2 % Footnotes: (1) Tenant, guarantor or parent. (2) Total shown may differ from detailed amounts due to rounding. (3) Excludes vacant square feet. (4) Lease restricts certain disclosures. (5) Industrial development leased land.

19Table of Contents QUARTERLY LEASING SUMMARY 6/30/2024 SECOND GENERATION Location Prior Term Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000) Prior Base Rent Per Annum ($000) (1) New Cash Base Rent Per Annum ($000) Prior Cash Base Rent Per Annum ($000) (1) NEW LEASE- SECOND GENERATION 1 Olive Branch MS 07/2026 118,211 $ 638 $ 495 $ 632 $ 518 1 TOTAL NEW LEASES - SECOND GENERATION 118,211 $ 638 $ 495 $ 632 $ 518 LEASE EXTENSIONS - SECOND GENERATION 1 Austell (2) GA 05/2025 01/2028 604,852 $ 4,801 $ 5,323 $ 4,446 $ 5,552 2 Antioch TN 04/2024 04/2029 11,238 165 150 165 150 3 Olive Branch MS 08/2024 09/2029 927,742 2,661 2,987 3,943 3,053 4 Millington TN 09/2024 09/2029 701,819 2,685 1,985 2,578 2,065 5 Pasadena TX 08/2024 10/2029 102,863 766 530 745 567 6 Bristol PA 11/2026 11/2036 241,977 2,428 1,146 2,511 1,355 6 TOTAL EXTENDED LEASES - SECOND GENERATION 2,590,491 $ 13,506 $ 12,121 $ 14,388 $ 12,742 7 TOTAL NEW AND EXTENDED LEASES 2,708,702 $ 14,144 $ 12,616 $ 15,020 $ 13,260 Footnotes: (1) Assumes 12 months rent from the lease commencement/extension, excluding free rent periods as applicable. (2) Prior Base and Cash Base rents each include $2,829 ($000) for tenant improvement reimbursements.

20Table of Contents LEASE ROLLOVER SCHEDULE 6/30/2024 ($000) Year Number of Leases Expiring ABR as of 6/30/2024 Percent of ABR as of 6/30/2024 Percent of ABR as of 6/30/2023 2024 - remaining 5 $ 3,574 1.3% 4.4% 2025 12 13,775 5.0% 7.1% 2026 25 32,603 11.9% 12.2% 2027 16 37,660 13.7% 15.1% 2028 9 23,906 8.7% 7.1% 2029 22 44,042 16.1% 10.2% 2030 10 29,339 10.7% 11.3% 2031 13 27,832 10.1% 8.8% 2032 3 5,392 2.0% 2.1% 2033 3 12,436 4.5% 2.8 % Thereafter 15 43,825 16.0% 15.2 % Total (1) 133 $ 274,384 100.0 % Footnotes: (1) Total shown may differ from detailed amounts due to rounding. 2Q 2024 2Q 2023 2024 - Remaining 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter — 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000

21Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) SINGLE TENANT WAREHOUSE/DISTRIBUTION 2024 7/31/2024 Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC -- 75,320 380 380 10/31/2024 Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- 58,202 230 262 11/30/2024 DC/Baltimore, MD 150 Mercury Way Winchester VA -- 324,535 1,716 1,790 12/31/2024 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN 19 95,832 469 467 Chicago, IL 749 Southrock Dr. Rockford IL -- 150,000 638 675 2025 3/31/2025 Atlanta, GA 95 International Pkwy. Adairsville GA -- 124,251 653 698 4/30/2025 Houston, TX 10565 Red Bluff Rd. Pasadena TX -- 248,240 1,237 1,290 6/30/2025 Savannah, GA 1319 Dean Forest Rd. Savannah GA -- 355,527 1,818 1,873 7/31/2025 Indianapolis, IN 5352 Performance Way Whitestown IN -- 380,000 1,367 1,431 Cleveland, OH 7005 Cochran Rd. Glenwillow OH 14 458,000 2,061 2,164 8/31/2025 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- 85,232 436 445 Savannah, GA 1315 Dean Forest Rd. Savannah GA -- 88,503 525 556 9/30/2025 Greenville/Spartanburg, SC 7870 Reidville Rd. Greer SC -- 396,073 1,666 1,723 Atlanta, GA 95 International Pkwy. Adairsville GA -- 100,960 531 531 Nashville, TN 6050 Dana Way Antioch TN -- 117,600 410 446 12/31/2025 Phoenix, AZ 4445 N. 169th Ave. Goodyear AZ -- 160,140 1,007 1,028 Minneapolis/St Paul, MN 1700 47th Ave. North Minneapolis MN -- 18,620 605 605 2026 1/31/2026 Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC -- 120,680 598 650 2/28/2026 Central Florida 3102 Queen Palm Dr. Tampa FL -- 229,605 1,693 1,806 3/31/2026 Central Florida 2455 Premier Row Orlando FL -- 205,016 786 508 Lewisburg, TN 633 Garrett Pkwy. Lewisburg TN -- 310,000 1,287 1,446 4/30/2026 Phoenix, AZ 16811 W. Commerce Dr. Goodyear AZ -- 540,349 2,444 2,458 6/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- 163,680 752 790 Cincinnati/Dayton, OH 575-599 Gateway Blvd. Monroe OH -- 194,936 1,113 1,062 Columbus, OH 351 Chamber Dr. Chillicothe OH -- 136,495 629 629 7/31/2026 Memphis, TN 6495 Polk Ln. Olive Branch MS -- 118,211 638 632 Columbus, OH 1860 Walcutt Rd. Columbus OH -- 97,934 501 508

22Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) WAREHOUSE/DISTRIBUTION 2026 7/31/2026 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- 270,252 1,433 1,486 8/31/2026 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- 149,415 821 841 9/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- 163,680 669 722 St. Louis, MO 3931 Lakeview Corporate Dr. Edwardsville IL -- 769,500 2,696 2,776 Nashville, TN 6050 Dana Way Antioch TN -- 67,200 394 405 Phoenix, AZ 9494 W. Buckeye Rd. Tolleson AZ -- 186,336 1,109 1,135 Dallas/Ft. Worth, TX 3737 Duncanville Rd. Dallas TX -- 510,400 2,365 2,526 10/31/2026 Greenville/Spartanburg, SC 235 Apple Valley Rd. Duncan SC -- 177,320 962 991 Charlotte, NC 2203 Sherrill Dr. Statesville NC -- 639,800 2,796 2,851 Cleveland, OH 10345 Philipp Pkwy. Streetsboro OH -- 649,250 2,883 2,958 11/30/2026 Erwin, NY 736 Addison Rd. Erwin NY -- 408,000 1,584 1,592 12/31/2026 Houston, TX 4600 Underwood Rd. Deer Park TX -- 402,648 1,507 1,816 Indianapolis, IN 180 Bob Glidden Blvd. Whiteland IN -- 179,530 787 820 Indianapolis, IN 76 Bob Glidden Blvd. Whiteland IN -- 168,480 787 789 2027 1/31/2027 Kansas City, MO 27200 West 157th St. New Century KS -- 446,500 1,240 1,205 2/28/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- 68,420 388 414 Jackson, MS 554 Nissan Pkwy. Canton MS -- 1,466,000 6,200 6,519 3/31/2027 Greenville/Spartanburg, SC 417 Apple Valley Rd. Duncan SC -- 195,000 1,052 1,081 4/30/2027 Nashville, TN 200 Sam Griffin Rd. Smyrna TN -- 1,505,000 6,560 6,739 San Antonio, TX 16407 Applewhite Rd. San Antonio TX -- 849,275 2,994 3,136 7/31/2027 Savannah, GA 335 Morgan Lakes Industrial Blvd. Pooler GA -- 499,500 2,080 2,173 8/31/2027 Cincinnati/Dayton, OH 600 Gateway Blvd. Monroe OH -- 994,013 3,945 3,597 Columbus, OH 200 Arrowhead Dr. Hebron OH -- 400,522 1,449 1,508 Atlanta, GA 41 Busch Dr. Cartersville GA -- 119,295 786 614 9/30/2027 Memphis, TN 1550 Hwy 302 Byhalia MS -- 615,600 2,439 2,588 10/31/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- 36,274 266 264 Jackson, TN 201 James Lawrence Rd. Jackson TN -- 1,062,055 3,944 4,032 12/31/2027 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- 334,222 2,844 2,844

23Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) WAREHOUSE/DISTRIBUTION 2027 12/31/2027 Chicago, IL 3686 South Central Ave. Rockford IL -- 93,000 500 419 2028 1/31/2028 Atlanta, GA 490 Westridge Pkwy. McDonough GA -- 1,121,120 3,737 3,918 Atlanta, GA 7875 White Rd. SW Austell GA -- 604,852 4,801 5,552 3/31/2028 New York/New Jersey 29-01 Borden Ave./29-10 Hunters Point Ave. Long Island City NY -- 140,330 5,135 5,512 Central Florida 3775 Fancy Farms Rd. Plant City FL -- 330,176 1,955 1,931 5/31/2028 Memphis, TN 6495 Polk Ln. Olive Branch MS -- 151,691 759 770 Nashville, TN 6050 Dana Way Antioch TN -- 126,215 476 478 8/31/2028 Houston, TX 4100 Malone Dr. Pasadena TX -- 233,190 1,359 1,329 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- 63,840 309 323 10/31/2028 Atlanta, GA 1625 Oakley Industrial Blvd. Fairburn GA -- 907,675 4,223 4,093 2029 1/31/2029 Indianapolis, IN 1285 W. State Road 32 Lebanon IN -- 741,880 2,662 2,634 Greenville/Spartanburg, SC 70 Tyger River Dr. Duncan SC -- 408,000 2,527 2,407 2/28/2029 Greenville/Spartanburg, SC 140 Smith Farms Pkwy. Greer SC 3 304,884 1,757 1,799 3/31/2029 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- 53,240 339 351 4/30/2029 Greenville/Spartanburg, SC 230 Apple Valley Rd. Duncan SC -- 275,400 1,420 1,402 Houston, TX 10535 Red Bluff Rd. Pasadena TX -- 257,835 1,741 1,795 Nashville, TN 6050 Dana Way Antioch TN -- 11,238 165 165 5/31/2029 Atlanta, GA 7225 Goodson Rd. Union City GA -- 370,000 2,577 2,479 6/30/2029 Memphis, TN 11624 S. Distribution Cv. Olive Branch MS -- 1,170,218 4,101 3,959 7/31/2029 Greenville/Spartanburg, SC 5795 North Blackstock Rd. Spartanburg SC -- 341,660 1,688 1,688 Memphis, TN 8500 Nail Rd. Olive Branch MS -- 716,080 2,751 2,786 8/31/2029 Dallas/Ft. Worth, TX 8601 E. Sam Lee Ln. Northlake TX -- 1,214,526 4,278 4,214 9/30/2029 Indianapolis, IN 1627 Veterans Memorial Pkwy. E. Lafayette IN -- 309,400 1,427 1,241 Memphis, TN 3820 Micro Dr. Millington TN -- 701,819 2,685 2,065 Memphis, TN 11555 Silo Dr. Olive Branch MS -- 927,742 2,661 3,943 Chicago, IL 6225 E. Minooka Rd. Minooka IL -- 1,034,200 2,931 2,892 10/31/2029 Houston, TX 9701 New Decade Dr. Pasadena TX -- 102,863 766 567 11/21/2029 Columbus, OH 1860 Walcutt Rd. Columbus OH -- 194,796 983 949

24Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) WAREHOUSE/DISTRIBUTION 2029 11/30/2029 Chicago, IL 1460 Cargo Court Minooka IL -- 705,661 2,857 2,814 12/31/2029 Greenville/Spartanburg, SC 402 Apple Valley Rd. Duncan SC -- 235,600 1,263 1,213 Chicago, IL 200 International Pkwy. S. Minooka IL -- 473,280 2,138 2,105 2030 1/31/2030 Dallas/Ft. Worth, TX 3201 N. Houston School Rd. Lancaster TX -- 468,300 1,669 1,630 3/31/2030 Memphis, TN 549 Wingo Rd. Byhalia MS -- 855,878 4,388 4,634 5/31/2030 St. Louis, MO 4015 Lakeview Corporate Dr. Edwardsville IL -- 1,017,780 3,460 3,130 6/30/2030 Richmond, VA 2601 Bermuda Hundred Rd. Chester VA 4 1,034,470 3,851 4,071 Cincinnati/Dayton, OH 700 Gateway Blvd. Monroe OH -- 1,299,492 5,515 5,387 Dallas/Ft. Worth, TX 1704 S. I-45 Hutchins TX -- 120,960 617 601 8/31/2030 Central Florida 3400 NW 35th Street Rd. Ocala FL -- 617,055 3,014 2,914 9/30/2030 Phoenix, AZ 255 143rd Ave. Goodyear AZ -- 801,424 4,193 4,097 10/31/2030 Atlanta, GA 493 Westridge Pkwy. McDonough GA -- 676,000 3,819 3,515 2031 1/31/2031 Phoenix, AZ 3815 N Cotton Ln. Goodyear AZ 5 488,400 5,266 4,689 2/28/2031 Greenville/Spartanburg, SC 1021 Tyger Lake Rd. Spartanburg SC -- 213,200 1,043 1,027 3/31/2031 Cleveland, TN 1520 Lauderdale Memorial Hwy. Cleveland TN -- 851,370 3,626 3,491 Indianapolis, IN 19 Bob Glidden Blvd. Whiteland IN -- 530,400 2,190 2,083 5/31/2031 DC/Baltimore, MD 291 Parkside Dr. Winchester VA -- 344,700 1,726 1,708 6/30/2031 Nashville, TN 6050 Dana Way Antioch TN -- 352,275 1,543 1,467 7/31/2031 Atlanta, GA 51 Busch Dr. Cartersville GA -- 328,000 1,646 1,555 9/30/2031 Atlanta, GA 41 Busch Dr. Cartersville GA -- 276,705 1,590 1,526 11/30/2031 Indianapolis, IN 5424 Albert S. White Dr. Whitestown IN -- 1,016,244 3,897 3,701 12/18/2031 DC/Baltimore, MD 80 Tyson Dr. Winchester VA -- 400,400 2,368 2,336 12/31/2031 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- 161,982 1,274 1,195 Cincinnati/Dayton, OH 200 Richard Knock Way Walton KY -- 232,500 1,271 1,195 Columbus, OH 351 Chamber Dr. Chillicothe OH -- 352,655 1,965 1,859 2032 2/28/2032 Cincinnati/Dayton, OH 675 Gateway Blvd. Monroe OH -- 143,664 938 916 4/30/2032 Houston, TX 13930 Pike Rd. Missouri City TX -- — 2,123 2,217 Cincinnati/Dayton, OH 300 Richard Knock Way Walton KY -- 544,320 2,411 2,259

25Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) WAREHOUSE/DISTRIBUTION 2033 3/31/2033 Phoenix, AZ 3405 S. McQueen Rd. Chandler AZ -- 201,784 4,498 4,251 8/31/2033 Phoenix, AZ 3595 N Cotton Ln. Goodyear AZ 5 392,278 3,264 2,972 10/31/2033 Columbus, OH 9800 Schuster Way Etna OH -- 1,074,840 6,130 5,213 2034 2/28/2034 Columbus, OH 191 Arrowhead Dr. Hebron OH -- 250,410 1,591 1,334 10/31/2034 Champaign-Urbana, IL 1001 Innovation Rd. Rantoul IL -- 813,126 4,196 4,153 Dallas/Ft. Worth, TX 17505 Interstate Hwy. 35W Northlake TX -- 500,556 3,590 2,353 12/31/2034 Greenville/Spartanburg, SC 21 Inland Pkwy. Greer SC -- 1,318,680 5,544 5,434 2035 4/30/2035 Greenville/Spartanburg, SC 170 Smith Farms Pkwy. Greer SC 3 797,936 4,322 3,822 6/30/2035 Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- 298,653 1,361 1,196 7/31/2035 Central Florida 3775 Fancy Farms Rd. Plant City FL -- 180,308 1,278 1,100 2036 5/31/2036 Central Florida 5275 Drane Field Rd. Lakeland FL -- 117,440 787 725 Charlotte, NC 671 Washburn Switch Rd. Shelby NC -- 673,425 2,786 2,768 11/30/2036 Phoenix, AZ 17510 W. Thomas Rd. Goodyear AZ -- 468,182 4,304 3,967 Philadelphia, PA 250 Rittenhouse Cir. Bristol PA -- 241,977 2,428 1,303 2037 3/31/2037 Dallas/Ft. Worth, TX 4005 E. I-30 Grand Prairie TX -- 215,000 1,872 1,767 5/31/2037 Phoenix, AZ 8989 W Buckeye Rd. Phoenix AZ -- 268,872 2,368 2,102 2038 3/31/2038 Houston, TX 13600/13901 Industrial Road Houston TX -- 132,449 6,773 6,573 WAREHOUSE/DISTRIBUTION SUBTOTAL - SINGLE TENANT 54,083,929 272,636 267,304

26Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) WAREHOUSE / DISTRIBUTION - NOT STABILIZED (6) 2029 1/31/2029 Central Florida 1075 NE 30th St. Ruskin FL 7 57,690 604 574 N/A Vacancy Dallas/Ft. Worth, TX 3115 N Houston School Rd. Lancaster TX -- 124,450 — — WAREHOUSE/DISTRIBUTION SUBTOTAL - NOT STABILIZED 182,140 604 574 MULTI-TENANT / AVAILABLE FOR LEASE (8) (9) N/A Various Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC 10 (100%) 210,820 1,292 1,278 Vacancy Central Florida 3343 NW 44th Avenue Ocala FL 11 1,085,280 — — Central Florida 3420 Clover Ridge Ave Ruskin FL -- 132,212 — — Greenville/Spartanburg, SC 160 Smith Farms Pkwy. Greer SC 3 1,091,888 — — Indianapolis, IN 2463 N Buck Creek Rd. Greenfield IN 11 1,053,360 — — Columbus, OH 2155 Rohr Rd. Lockbourne OH -- 320,190 — — MULTI - TENANT WAREHOUSE / DISTRIBUTION TOTAL 3,893,750 1,292 1,278 INDUSTRIAL DEVELOPMENT LEASED LAND 2042 11/5/2042 Phoenix, AZ 501-42-015 B (Parcel Number) Phoenix AZ 12 — 7,691 5,228 INDUSTRIAL DEVELOPMENT LEASED LAND TOTAL — 7,691 5,228 TOTAL INDUSTRIAL / WEIGHTED AVERAGE 93.6% Leased (13) 58,159,819 $ 282,223 $ 274,384

27Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) LXP % Ownership Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) 6/30/2024 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN MFG COLD JV PROPERTIES 2025 7/14/2025 Charlotte, NC 590 Ecology Ln. Chester SC 15 420,597 20% 2,190 2,574 381,000 01/2025 2026 11/30/2026 Lumberton, NC 2880 Kenny Biggs Rd. Lumberton NC 15 423,280 20% 1,714 1,712 — — 2027 8/31/2027 Greenville/Spartanburg, SC 50 Tyger River Dr. Duncan SC 15 221,833 20% 1,062 1,170 — — 12/31/2027 Cincinnati/Dayton, OH 10590 Hamilton Ave. Cincinnati OH 15 264,598 20% 861 845 — — 2028 9/30/2028 West Michigan 904 Industrial Rd. Marshall MI 15 246,508 20% 835 816 — — 12/31/2028 Nashville, TN 120 Southeast Pkwy. Dr. Franklin TN 15 289,330 20% 833 735 — — 2029 4/30/2029 Portland/South Portland, ME 113 Wells St. North Berwick ME 15 993,685 20% 1,672 1,200 — — 11/24/2029 Anniston-Oxford, AL 318 Pappy Dunn Blvd. Anniston AL 15 276,782 20% 1,842 1,797 — — 2030 6/30/2030 Nashville, TN 301 Bill Bryan Blvd. Hopkinsville KY 15 424,904 20% 1,745 1,687 — — Elizabethtown-Fort Knox, KY 730 North Black Branch Rd. Elizabethtown KY 15 167,770 20% 558 537 — — Elizabethtown-Fort Knox, KY 750 North Black Branch Rd. Elizabethtown KY 15 539,592 20% 2,940 2,838 — — Owensboro, KY 4010 Airpark Dr. Owensboro KY 15 211,598 20% 1,254 1,208 — — 10/31/2030 Detroit, MI 43955 Plymouth Oaks Blvd. Plymouth MI 15 311,612 20% 1,872 1,658 — — 2031 6/30/2031 Cincinnati/Dayton, OH 10000 Business Blvd. Dry Ridge KY 15 336,350 20% 1,607 1,488 — — 10/31/2031 Chicago, IL 1020 W. Airport Rd. Romeoville IL 15 188,166 20% 4,041 3,889 — — 2032 10/31/2032 Detroit, MI 26700 Bunert Rd. Warren MI 16 260,243 20% 4,194 3,805 25,850 11/2032 12/31/2032 Bingen, WA 901 East Bingen Point Way Bingen WA 15 124,539 20% 1,790 1,618 — — 2033 9/30/2033 Crossville, TN 900 Industrial Blvd. Crossville TN 15 222,200 20% 704 631 — — 2034 9/30/2034 Las Vegas, NV 5670 Nicco Way North Las Vegas NV 15 180,235 20% 2,825 2,557 — — 2035 3/31/2035 Houston, TX 13863 Industrial Rd. Houston TX 15 187,800 20% 2,604 2,395 — — Houston, TX 7007 F.M. 362 Rd. Brookshire TX 15 262,095 20% 2,041 1,879 — — 2042 5/31/2042 Columbus, GA 4801 North Park Dr. Opelika AL 15 165,493 20% 3,465 2,878 — — NNN MFG COLD JV TOTAL / WEIGHTED AVERAGE 100% Leased 6,719,210 $ 42,649 $ 39,917 $ 406,850

28Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) LXP % Ownership Annualized Base Rent as of 6/30/2024 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2024 ($000) 6/30/2024 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN OFFICE JV PROPERTIES 2025 12/31/2025 Dallas/Ft. Worth, TX 4001 International Pkwy. Carrollton TX 17 138,443 20% 2,534 2,698 25,712 09/2024 2026 3/31/2026 Columbus, OH 500 Olde Worthington Rd. Westerville OH 17 72,965 20% 1,010 976 — — 2027 6/30/2027 Kansas City, MO 3902 Gene Field Rd. St. Joseph MO 17 98,849 20% 2,116 2,155 — — 7/6/2027 Columbus, OH 2221 Schrock Rd. Columbus OH 17 42,290 20% 684 697 — — 2029 6/30/2029 Atlanta, GA 2500 Patrick Henry Pkwy. McDonough GA 17 111,911 20% 1,691 1,555 — — 7/31/2029 Columbus, OH 500 Olde Worthington Rd. Westerville OH 17 11,246 20% 129 129 — — 2032 4/30/2032 Charlotte, NC 1210 AvidXchange Ln. Charlotte NC 18 201,450 20% 6,025 5,929 46,900 12/2024 01/2033 2033 5/31/2033 Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX 17 60,736 20% 1,302 1,245 — — N/A Vacancy Columbus, OH 500 Olde Worthington Rd. Westerville OH 17 13,536 20% — — — — Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX 17 200,569 20% — — — — NNN OFFICE JV TOTAL / WEIGHTED AVERAGE 77.5% Leased 951,995 $ 15,491 $ 15,384 $ 72,612 NON-CONSOLIDATED TOTAL / WEIGHTED AVERAGE 97.2% Leased 7,671,205 $ 58,140 $ 55,301 $ 479,462 Footnotes 1 Based on CoStar.com inventory data. 2 Square footage leased or available. 3 LXP has a 90% interest in this property. 4 Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet). The lease term for one 252,351 square foot warehouse now expires on June 30, 2025. 5 LXP purchased its partner's noncontrolling interest in 2Q 2024 and owns 100% interest in this property. 6 Property not in Stabilized Portfolio at 6/30/2024. 7 Partial completion of the South Shore Building B development project. 8 Multi-tenant space properties are properties less than 50% leased to a single tenant. 9 The available for lease Stabilized Portfolio properties incurred approximately $1.2 million in operating expenses, net for the six months ended 6/30/2024. 10 Represents percent leased. 11 LXP has an 80% interest in this property. 12 Industrial development land ground lease. LXP has a 95.5% interest in this property. 13 Percent leased is for Stabilized Portfolio. 14 Property held for sale at 6/30/2024 and sold subsequent to 6/30/2024. 15 All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 245 bps. One month Term SOFR is capped at 4.58% through 01/2025. 16 Interest rate is fixed at 5.38%. 17 All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 350 bps. One month Term SOFR is capped at 5.5% through maturity. 18 Interest rate is fixed and ranges from 5.0% to 5.3%. 19 Subsequent to 6/30/2024, lease extended to 1/31/2028.

29Table of Contents MORTGAGES AND NOTES PAYABLE 6/30/2024 Property Footnotes Debt Balance ($000) Interest Rate (%) Maturity (a) Current Estimated Annual Debt Service ($000) (b) Balloon Payment ($000) MORTGAGE (c) Long Island City, NY $ 18,415 3.500% 03/2028 $ 5,245 $ — Goodyear, AZ 39,810 4.290% 08/2031 2,484 33,399 Mortgage Subtotal/Wtd. Avg./Years Remaining (d) $ 58,225 4.040% 6.0 $ 7,729 $ 33,399 CORPORATE (e) Revolving Credit Facility (f) $ — —% 07/2026 $ — $ — Term Loan (g) 300,000 2.722% 01/2027 8,279 300,000 Senior Notes 300,000 6.750% 11/2028 20,250 300,000 Senior Notes 400,000 2.700% 09/2030 10,800 400,000 Senior Notes 400,000 2.375% 10/2031 9,500 400,000 Trust Preferred Notes (h) 129,120 7.291% 04/2037 9,545 129,120 Subtotal/Wtd. Avg./Years Remaining (d) $ 1,529,120 3.802% 6.0 $ 58,374 $ 1,529,120 Total/Wtd. Avg./Years Remaining (d) (i) $ 1,587,345 3.810% 6.0 $ 66,103 $ 1,562,519

30Table of Contents MORTGAGES AND NOTES PAYABLE (CONTINUED) 6/30/2024 ($000) GAAP Balance Deferred Loan Costs, net Discounts Gross Balance Mortgages and notes payable (c) $ 57,551 $ 674 $ — $ 58,225 Term loans payable (e) 297,289 2,711 — 300,000 Senior notes payable (e) 1,088,334 7,560 4,106 1,100,000 Trust preferred securities (e) 127,843 1,277 — 129,120 Consolidated debt $ 1,571,017 $ 12,222 $ 4,106 $ 1,587,345 (a) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance. (b) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months. (c) Secured. (d) Total shown may differ from detailed amounts due to rounding. (e) Unsecured. (f) Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance. Maturity date can be extended to July 2027, subject to certain conditions. (g) Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. The Adjusted Term SOFR portion of the interest rate was swapped to obtain a current fixed rate of 2.722% until January 31, 2025. (h) Rate is three month term SOFR plus a 0.26% adjustment plus a spread of 170 bps. (i) See reconciliations of non-GAAP measures in this document.

31Table of Contents DEBT MATURITY SCHEDULE 6/30/2024 ($000) Consolidated Properties Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2024 - remaining $ 2,711 $ — $ — 2025 5,570 — — 2026 5,773 — — 2027 5,984 — 300,000 2028 2,223 — 300,000 $ 22,261 $ — $ 600,000 Footnotes: (1) Percentage denotes weighted-average interest rate. (2) Rate is fixed at 2.722% via interest rate swaps through 01/2025, then floating at Adjusted Term SOFR, plus 100 basis points (current spread) through 01/2027.

32Table of Contents DEBT COVENANTS (1) CORPORATE LEVEL DEBT MUST BE: 6/30/2024 Bank Loans: Maximum Leverage < 60% 34.6% Fixed Charge Coverage > 1.5x 2.9x Recourse Secured Indebtedness Ratio < 10% cap value —% Secured Indebtedness Ratio < 40% 3.2% Unsecured Debt Service Coverage > 2.0x 3.6x Unencumbered Leverage < 60% 36.9% Bonds: Debt to Total Assets < 60% 32.9% Secured Debt to Total Assets < 40% 1.2% Debt Service Coverage > 1.5x 4.2 Unencumbered Assets to Unsecured Debt > 150% 305.1% Footnotes: (1) The above is a summary of the key financial covenants for LXP's credit facility and term loan and senior notes, as of June 30, 2024 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date. These calculations are presented to show LXP's compliance with such covenants only and are not measures of LXP's liquidity or performance.

33Table of Contents COMPONENTS OF NET ASSET VALUE Footnotes: (1) Three months ended 6/30/2024 NOI for the existing property portfolio at June 30, 2024, includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed in service and assets acquired in the quarter. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used. (2) LXP’s share of carrying value excluding allowance for credit loss. (3) At cost incurred. 6/30/2024 ($000) The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation. Three months ended Other assets: Consolidated properties quarterly net operating income (NOI) (1) 6/30/2024 Assets held for sale - consolidated $ 15,973 NOI as reported $ 66,875 Investment in a sales-type lease(2) 61,815 Adjustments to NOI: Construction in progress 8,647 Disposed of properties (588) Developable land - consolidated(3) 80,662 Leases commenced or with free rent period 661 Developable land - non-consolidated(3) 14,090 Held for sale assets (543) Development investment - consolidated(3) 71,480 Assets acquired/completed in 2024 103 Investment in non-consolidated land 2,311 Investment in a sales-type lease (1,306) Cash and cash equivalents 48,676 Assets less than 70% leased / Other 461 Restricted cash 226 NOI for NAV $ 65,663 Accounts receivable 2,878 Other assets 24,048 LXP’s share of non-consolidated quarterly NOI (1) Total other assets $ 330,806 NNN OFFICE JV Office $ 681 Liabilities: NNN MFG Cold JV Corporate level debt (face amount) $ 1,529,120 Industrial $ 1,994 Mortgages and notes payable (face amount) 58,225 Dividends payable 39,706 Liabilities held for sale - consolidated 24 Other quarterly income Accounts payable, accrued expenses and other liabilities 88,167 Fee income $ 1,018 Preferred stock, at liquidation value 96,770 LXP's share of non-consolidated mortgages (face amount) 95,892 In service assets not fairly valued by capitalized NOI method (1) Total deductions $ 1,907,904 Consolidated assets placed in service (our share) in the quarter $ 84,600 Consolidated assets less than 70% leased (our share) $ 147,901 Common shares at 6/30/2024 294,314,556

34Table of Contents NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest expense, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties or changes in control, non-cash sales-type lease adjustments, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non- cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

35Table of Contents NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second generation tenant improvements, and (10) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First Generation Costs: Represents cash spend for tenant improvements, leasing costs and expenditures contemplated at acquisition for recently acquired properties with vacancy. Because all companies do not calculate First Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

36Table of Contents NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for the entirety of the two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI. Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than non-stabilized properties, LXP considers stabilization to occur upon the earlier of 90% occupancy of the property or from cessation of major construction activities. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. If some portions of a development project are substantially complete and ready for use and other portions have not yet reached that stage, LXP ceases capitalizing costs on the completed portion of the project but continue to capitalize costs for the incomplete portion. When a portion of the development project is substantially complete and ready for its intended use, the classification changes from investments in real estate under construction to operating, the project is placed in service and depreciation commences.

37Table of Contents SELECT CREDIT METRICS DEFINITIONS ($000) Adjusted Company FFO Payout: Six months ended June 30, 2024 (Debt + Preferred) / Gross Assets: Six months ended June 30, 2024 Common share dividends per share 0.26 Consolidated debt $ 1,571,017 Adjusted Company FFO per diluted share 0.32 Preferred shares liquidation preference 96,770 Adjusted Company FFO payout ratio 81.3 % Debt and preferred $ 1,667,787 Unencumbered Assets: Total assets $ 3,885,867 Real estate, at cost $ 4,526,553 Plus depreciation and amortization: Held for sale real estate and intangible assets, at cost 30,295 Real estate 983,410 Investment in a sales-type lease (1) 64,727 Deferred lease costs 12,685 less encumbered real estate, at cost (110,986) Held for sale assets 14,452 Unencumbered assets $ 4,510,589 Gross assets $ 4,896,414 Unencumbered NOI: NOI $ 133,289 (Debt + Preferred) / Gross Assets 34.1 % Disposed of properties NOI (1,747) Adjusted NOI 131,542 Debt / Gross Assets: less encumbered adjusted NOI (4,712) Consolidated debt $ 1,571,017 Unencumbered adjusted NOI $ 126,830 Gross assets $ 4,896,414 Unencumbered NOI % 96.4 % Debt / Gross assets 32.1 % Net Debt / Adjusted EBITDA: Adjusted EBITDA $ 261,860 Secured Debt / Gross Assets: Total Secure Debt $ 57,551 Consolidated debt $ 1,571,017 less consolidated cash and cash equivalents (48,676) Gross assets $ 4,896,414 less consolidated short term investments — Non-consolidated debt, net 94,730 Secured Debt / Gross Assets 1.2 % Net debt $ 1,617,071 Unsecured Debt / Unencumbered Assets: Net debt / Adjusted EBITDA 6.2x Consolidated debt $ 1,571,017 less mortgages and notes payable (57,551) (Net Debt + Preferred) / Adjusted EBITDA: Unsecured Debt $ 1,513,466 Adjusted EBITDA $ 261,860 Unencumbered assets $ 4,510,589 Net debt $ 1,617,071 Preferred shares liquidation preference 96,770 Unsecured Debt / Unencumbered Assets 33.6 % Net debt + preferred $ 1,713,841 (Net Debt + Preferred) / Adjusted EBITDA 6.5x For the 12/31/2023, 12/31/2022 and 12/31/2021 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information. (1) At carrying value excluding allowance for credit loss. .

38Table of Contents INVESTOR INFORMATION Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Senior Vice President, Investor Relations Telephone (direct) (212) 692-7219 E-mail hgentry@lxp.com Research Coverage Bank of America KeyBanc Capital Markets Inc. Camille Bonnel (416) 369-2140 Todd Thomas (917) 368-2286 BNP Paribas Evercore Partners Nate Crossett (646) 342-1588 Steve Sakwa (212) 446-9462 Monir Koummal (646) 342-1554 Jim Kammert (312) 705-4233 Green Street Advisors Jefferies & Company, Inc. Vince Tibone (949) 640-8780 Jon Petersen (212) 284-1705 JMP Securities J.P. Morgan Chase Mitch Germain (212) 906-3537 Anthony Paolone (212) 622-6682

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